Exhibit 99.1

Press Release

J. Stanley Baumgartner Jr. Joins Tarpon Industries as Vice President and Chief Financial Officer

Monday June 12, 8:30 am ET

MARYSVILLE, Mich.--(BUSINESS WIRE)--June 12, 2006--Tarpon Industries, Inc. (AMEX:TPO - News), a manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced the appointment of J. Stanley Baumgartner Jr., CPA, as Vice President and Chief Financial Officer.

"Stan Baumgartner is a veteran finance executive and brings a wealth of public company experience to Tarpon Industries' senior management team," said James W. Bradshaw, Chairman and Chief Executive Officer. "His merger and acquisition experience and ability to drive strong financial results in both growth and operational improvement environments make him uniquely suited to oversee our acquisition strategy and cost reduction initiatives. We look forward to Stan's contributions in building shareholder value at Tarpon Industries."

Baumgartner, age 56, joins Tarpon from Wesco Distribution International, a NYSE-listed Fortune 500 distributor of electrical supply products. As Corporate Controller, he was instrumental in the financing and integration of two recent acquisitions. From 2003 to 2005 he was Division Controller for Timken Corporation, a NYSE-traded Fortune 500 manufacturer of bearings and alloy steels, overseeing the financials of the $1.7 billion global automotive group. A key contributor to the organization's strategic initiative to reduce operating costs, he established performance metrics across 23 plants to drive margin improvements, upgraded controls and drove the Sarbanes Oxley compliance process. From 2000 to 2003, Baumgartner was Senior Vice President and Chief Financial Officer for Nasdaq listed ASAT Holdings LTD, a Hong Kong based global manufacturer of semiconductor assembly packages and test services, where he directed the finance, information technology, human resource and investor relations functions. He also spent 12 years at Henkel KGAA, a $12 billion global manufacturer of consumer and industrial chemicals, in finance and strategic planning functions and oversaw a number of mergers and acquisitions both in the U.S. and internationally. Baumgartner began his career with Deloitte + Touche and Booz Allen & Hamilton and has an MBA from Harvard and a BS from Georgia Institute of Technology.

Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. Through an aggressive acquisition-driven business model, the company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.

Contact:
Cameron Associates
Paul G. Henning, 212-245-8800 ext. 221
phenning@cameronassoc.com
-------------------------
or
Alison Ziegler, 212-245-8800 ext. 208
alison@cameronassoc.com
-----------------------